Real Property Interests (Details) - USD ($)	Dec. 31, 2014	Dec. 31, 2013
Real Property Interests
Land	$ 5,924,294	$ 2,599,745
Real property interests - perpetual	56,831,204	54,343,309
Real property interests - non-perpetual	174,730,150	156,366,055
Total land and real property interests	237,485,648	213,309,109
Accumulated amortization of real property interest	(7,135,676)	(3,347,829)
Land and net real property interests	$ 230,349,972	$ 209,961,280